Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

14. Income Taxes

Loss before provision for income taxes was as follows:

	Year Ended December 31,
	2012	2013	2014
	(in thousands)
United States	$(18,358)	$(34,393)	$(49,634)
Foreign	(420)	119	1,313

Total	$(18,778)	$(34,274)	$(48,321)

The following reconciles the differences between income taxes computed at the federal statutory rate of 35% and the provision for income taxes:

	Year Ended December 31,
	2012	2013	2014
	(in thousands)
Expected income tax benefit at the federal statutory rate	$6,572	$11,997	$16,913
State tax net of federal benefit	653	1,197	1,709
Stock-based compensation	(462)	(830)	(886)
Difference in foreign tax rates	(95)	27	289
Research and development credits	140	444	1,331
Valuation allowance for deferred tax assets	(6,959)	(12,367)	(16,839)
Expired state net operating losses			(1,880)
Other	151	(468)	(545)

Income tax benefit	$—	$—	$92

The Company had a current state and foreign income tax expense of $(20) thousand and $(12) thousand, respectively, and a deferred foreign income tax benefit of $124 thousand, in 2014.

Deferred Tax Assets and Liabilities—Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows:

	Year Ended December 31,
	2012	2013	2014
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$23,810	$35,077	$46,615
Research and investment credits	541	986	2,334
Accruals and reserves	2,025	2,430	3,423
Depreciation	202	172	372
Stock-based compensation	124	395	5,409

Total deferred tax assets	$26,702	$39,060	$58,153

Deferred tax liabilities:
Intangible and prepaid assets	(123)	(57)	(2,367)
Capitalized costs	(563)	(620)	(441)

Total deferred tax liabilities	(686)	(677)	(2,808)

Valuation allowance	(26,016)	(38,383)	(55,221)

Net deferred tax assets	$—	$—	$124

The Company reviews all available evidence to evaluate its recovery of deferred tax assets, including its recent history of accumulated losses in all tax jurisdictions over the most recent three years as well as its ability to generate income in future periods. The Company has provided a valuation allowance against its U.S. net deferred tax assets as it is more likely than not that these assets will not be realized given the nature of the assets and the likelihood of future utilization.

The valuation allowance increased by $7.0 million in 2012, $12.4 million in 2013, and $16.8 million in 2014, due to the increase in the deferred tax assets by approximately the same amounts (primarily due to the increase in the net operating loss carryforwards).

U.S. income taxes on the undistributed earnings of the Company’s two non-U.S. subsidiaries have not been provided for as the Company currently plans to indefinitely reinvest these amounts and has the ability to do so. Cumulative undistributed foreign earnings were not material at December 31, 2014 and December 31, 2013. The Company does not believe it is practicable to estimate with reasonable accuracy the hypothetical amount of the unrecognized deferred tax liability on undistributed foreign earnings given the many factors and assumptions required to estimate the taxable amount after reduction for available foreign tax credits.

The Company had federal and state net operating loss carryforwards of $124.3 million and $79.7 million, respectively at December 31, 2014, which expire at various dates through 2034. The Company has generated net operating loss carryforwards from stock compensation deductions and the amount of federal and state excess tax benefits totaling $1.5 million will be credited to additional paid-in capital when realized.

The Company had federal research and development credit carryforwards of $2.7 million at December 31, 2014 that expire at various dates through 2034. The Company also has state research and investment credit carryforwards of $1.7 million and $320 thousand, respectively that expire at various dates through 2034.

On December 19, 2014 the Tax Increase Prevention Act was signed into law. The Act contains provisions that extended the federal research credit through the end of 2014. The federal research credit provisions had previously expired at the end of 2013. A benefit of $839 thousand for 2014 federal research credit is reflected in the financial statements.

Uncertain Tax Positions—The Company accounts for uncertainty in income taxes using a two-step process. The Company first determines whether it is more likely than not that a tax position will be sustained upon examination by the tax authority, including resolutions of any related appeals or litigation processes, based on technical merit. If a tax position meets the more-likely-than-not recognition threshold it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

The following summarizes activity related to unrecognized tax benefits:

	Year Ended December 31,
	2012	2013	2014
	(in thousands)
Unrecognized benefit—beginning of the year	$552	$667	$1,030
Gross increases—current period positions	115	363	683

Unrecognized benefit—end of period	$667	$1,030	$1,713

All of the unrecognized tax benefits decrease deferred tax assets with a corresponding decrease to the valuation allowance. None of the unrecognized tax benefits would affect the Company’s effective tax rate if recognized in the future.

The Company has elected to recognize interest and penalties related to uncertain tax positions as a component of income tax expense. No interest or penalties have been recorded through December 31, 2014.

The Company does not expect any significant change in its unrecognized tax benefits within the next 12 months.

The Company files tax returns in the United States, Ireland, Australia, and various state jurisdictions. All of the Company’s tax years remain open to examination by major taxing jurisdictions to which the Company is subject, as carryforward attributes generated in past years may still be adjusted upon examination by the Internal Revenue Service or state and foreign tax authorities if they have or will be used in future periods. The Company is routinely examined by various taxing authorities. The Company does not expect that the results of ongoing examinations will have a material effect on its financial condition or results of operations.